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                                                                      Exhibit 23
                                                Consent of Deloitte & Touche LLP






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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of American Business Products, Inc. on Form S-8 of our reports dated February 24, 1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of American Business Products, Inc. for the year ended December 31, 1994.



Deloitte & Touche LLP
Atlanta, Georgia
July 26, 1995